Investment Corporation Third Quarter Results & Conference Call November 02, 2005 Exhibit 99.2

Slide 2
Slide 2
Forward-looking Statements
This presentation may contain forward-looking statements under federal securities laws.
These statements are based on management's current expectations and beliefs and are subject to a number of trends and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. The risks and uncertainties that may cause our performance and results to vary include: (i) limited cash flow to fund operations and dependence on short-term financing facilities;
(ii) changes in overall economic conditions and interest rates; (iii) increased delinquency rates in the portfolio; (iv) intense competition in the mortgage lending industry; (v) adverse changes in the securitization and whole loan market for mortgage loans; (vi) declines in real estate values; (vii) an inability to originate subprime hybrid/adjustable mortgage loans; (viii) obligations to repurchase mortgage loans and indemnify investors; (ix) concentration of operations in California, Florida, New York and Texas and the adverse impact of natural disasters (including Hurricanes Katrina,
Rita and Wilma); (x) extensive government regulation; and (xi) an inability to comply with the federal tax requirements applicable to REITs and effectively operate within limitations imposed on REITs by federal tax rules.
This presentation may contain forward-looking statements under federal securities laws.
These statements are based on management's current expectations and beliefs and are subject to a number of trends and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. The risks and uncertainties that may cause our performance and results to vary include: (i) limited cash flow to fund operations and dependence on short-term financing facilities;
(ii) changes in overall economic conditions and interest rates; (iii) increased delinquency rates in the portfolio; (iv) intense competition in the mortgage lending industry; (v) adverse changes in the securitization and whole loan market for mortgage loans; (vi) declines in real estate values; (vii) an inability to originate subprime hybrid/adjustable mortgage loans; (viii) obligations to repurchase mortgage loans and indemnify investors; (ix) concentration of operations in California, Florida, New York and Texas and the adverse impact of natural disasters (including Hurricanes Katrina,
Rita and Wilma); (x) extensive government regulation; and (xi) an inability to comply with the federal tax requirements applicable to REITs and effectively operate within limitations imposed on REITs by federal tax rules.

Slide 3
Slide 3
3rd Quarter 2005 Highlights
Generated core EPS of $0.20
•
Earnings driven by net interest income and gain on sale of loans
REIT portfolio of $4.2 billion
•
Fully leveraged
Total originations of $1.9 billion
•
19.8% sequential increase
•
Retail Channel produced 42% of total
Net cost to originate of 2.08%
•
11% decrease from 2Q 2005
Declared Quarterly Dividend of  $0.35

Slide 4
Slide 4
2005 Strategic Initiatives Update
Value focused production
•
2.39% gross gain on sale of loans
Continue to enhance sales platform and productivity
•
29% year over year growth in retail production
Reduce overall cost structure
•
2.08% net cost to originate
Maximize benefits from in-house servicing

Slide 5 Slide 5 Operating Overview Operating Overview

Slide 6
Slide 6
REIT Portfolio
$2.9
$3.9
$4.2 $4.2
$-
$1.0
$2.0
$3.0
$4.0
$5.0
03/31/05 06/30/05 9/30/2005 12/30/2005
Portfolio Growth
$2.9
$3.9
$4.2 $4.2
$-
$1.0
$2.0
$3.0
$4.0
$5.0
03/31/05 06/30/05 9/30/2005 12/30/2005
Portfolio Growth
Estimated
Estimated

Slide 7
Slide 7
Loan Sales by Quarter
$1,965
$427
$1,731
$2,158
$321
$1,238
$1,559
$411
$1,168
$1,579
$916
$747
$1,663
$0
$500
$1,000
$1,500
$2,000
$2,500
$3,000
3Q04 4Q04 1Q05 2Q05 3Q05
Whole Loan Sales REIT Sales
$1,965
$427
$1,731
$2,158
$321
$1,238
$1,559
$411
$1,168
$1,579
$916
$747
$1,663
$0
$500
$1,000
$1,500
$2,000
$2,500
$3,000
3Q04 4Q04 1Q05 2Q05 3Q05
Whole Loan Sales REIT Sales

Slide 9
Slide 9
$615
$1,263
$1,878
$575
$1,135
$1,710
$517
$845
$1,362
$625
$921
$51.7
$1,597
$794
$1,119
$1,913
$0
$500
$1,000
$1,500
$2,000
$2,500
$3,000
3Q04 4Q04 1Q05 2Q05 3Q05
Retail Loan Production Wholesale Loan Production Purchased Loans
Production by Quarter

Slide 9
Slide 9
Cost to Originate Trends
Cost to Originate Trends
9/30/2005 9/30/2004 6/30/2005
Total noninterest expense 43,353 $                42,675 $                44,572 $
Non-core items 1,635                     -                        (3,700)
Deferred origination costs 24,319                   21,780                   19,434
Loan servicing & other costs (2,733)                   (2,341)                   (2,274)
  Total G&A Expenses 66,574                   62,114                   58,032
Net fees earned on originations (26,716)                 (16,466)                 (20,901)
   Net Cost to Originate 39,858 $                45,648 $                37,131 $
Total Originations 1,913,296 $          1,878,012 $          1,597,014 $
Cost Ratios
   Core noninterest expense 2.35% 2.27% 2.56%
   Deferred origination costs 1.27% 1.16% 1.22%
   Loan servicing & other costs -0.14% -0.12% -0.14%
  Total G&A Expenses 3.48% 3.31% 3.63%
Net fees earned on originations -1.40% -0.88% -1.31%
Total Cost to Originate 2.08% 2.43% 2.33%
Quarter Ended
9/30/2005 9/30/2004 6/30/2005
Total noninterest expense 43,353 $                42,675 $                44,572 $
Non-core items 1,635                     -                        (3,700)
Deferred origination costs 24,319                   21,780                   19,434
Loan servicing & other costs (2,733)                   (2,341)                   (2,274)
  Total G&A Expenses 66,574                   62,114                   58,032
Net fees earned on originations (26,716)                 (16,466)                 (20,901)
   Net Cost to Originate 39,858 $                45,648 $                37,131 $
Total Originations 1,913,296 $          1,878,012 $          1,597,014 $
Cost Ratios
   Core noninterest expense 2.35% 2.27% 2.56%
   Deferred origination costs 1.27% 1.16% 1.22%
   Loan servicing & other costs -0.14% -0.12% -0.14%
  Total G&A Expenses 3.48% 3.31% 3.63%
Net fees earned on originations -1.40% -0.88% -1.31%
Total Cost to Originate 2.08% 2.43% 2.33%
Quarter Ended

Slide 10
Slide 10
Production Profile
Calendar 2004
Product % WAC LTV FICO
A+/A 86% 7.24% 81% 619
A- 5% 7.78% 77% 560
B 6% 8.09% 76% 559
C 2% 8.75% 71% 549
C- 1% 9.89% 66% 535
2004 Product Mix
72.4%
17.0%
3.7%
6.5%
0.4%
Hybrid
Fixed
Alt-A
2nd Mortgage
I / O
FICO 611
LTV  79.9%
WAC 7.37%
3Q 2005 Product Mix
9.4%
13.5%
15.9%
61.3%
Hybrid
Fixed
2nd Mortgage
I / O
FICO 622
LTV  79.2%
WAC 7.41%
Product % WAC LTV FICO
A+/A 89% 7.30% 80% 630
A- 4% 7.89% 75% 569
B 4% 8.29% 74% 559
C 2% 8.92% 70% 549
C- 1% 10.30% 65% 545
3Q2005

Slide 11 Slide 11 Financial Review Financial Review

Slide 12
Slide 12
Condensed Consolidated Statement of Operations
September 30, 2005 June 30, 2005
Net interest income 48.6 $                        40.0 $
Provision for credit losses (13.0)                          (11.9)
Mark-to-market adjustment 7.1                             (11.5)
NII after LLP & mark 42.7                           16.6
Noninterest income 21.3                           6.0
NII and noninterest income 64.0 $                        22.6 $
Noninterest expense 43.4                           44.5
Operating income (loss) 20.6                           (21.9)
Tax (benefit) provision (0.7)                            0.7
Net income (loss) 21.3 $                        (22.6) $
Net income (loss) 21.3 $                        (22.6) $
Mark-to-market adjustment (7.1)                            11.5
Non-core expenses (income) (1.6)                            3.7
Core net income (loss) 12.5 $                        (7.4) $
EPS
Diluted 0.34 $                        (0.37) $
Core 0.20 $                        (0.12) $
Quarter Ended ($ in millions)
September 30, 2005 June 30, 2005
Net interest income 48.6 $                        40.0 $
Provision for credit losses (13.0)                          (11.9)
Mark-to-market adjustment 7.1                             (11.5)
NII after LLP & mark 42.7                           16.6
Noninterest income 21.3                           6.0
NII and noninterest income 64.0 $                        22.6 $
Noninterest expense 43.4                           44.5
Operating income (loss) 20.6                           (21.9)
Tax (benefit) provision (0.7)                            0.7
Net income (loss) 21.3 $                        (22.6) $
Net income (loss) 21.3 $                        (22.6) $
Mark-to-market adjustment (7.1)                            11.5
Non-core expenses (income) (1.6)                            3.7
Core net income (loss) 12.5 $                        (7.4) $
EPS
Diluted 0.34 $                        (0.37) $
Core 0.20 $                        (0.12) $
Quarter Ended ($ in millions)

Slide 13
Slide 13
Condensed Consolidated Balance Sheets
(In millions) September 30, 2005 June 30, 2005
Assets
Unrestricted cash 43.2 $                          63.7 $
Restricted cash 91.4                             59.5
Loans held for sale, at lower of cost or market 632.5                           380.5
Loans held for investment, net 4,187.1                        3,873.9
Residual interests, at estimated fair value -                               23.8
Derivative instruments, at estimated fair value 63.4                             49.2
Fixed and other assets 108.8                           66.6
    Total assets 5,126.4 $                     4,517.2 $
Liabilities and Stockholders' Equity
Non-warehouse debt - $                            - $
ABS financing 4,137.8                        3,162.4
Warehouse facilities 596.4                           967.8
Accounts payable and accrued liabilities 75.5                             71.1
Total liabilities 4,809.7 $                     4,201.3 $
Stockholders' equity 316.7                           315.9
    Total liabilities and stockholders' equity 5,126.4 $                     4,517.2 $
CONDENSED BALANCE SHEETS
(In millions) September 30, 2005 June 30, 2005
Assets
Unrestricted cash 43.2 $                          63.7 $
Restricted cash 91.4                             59.5
Loans held for sale, at lower of cost or market 632.5                           380.5
Loans held for investment, net 4,187.1                        3,873.9
Residual interests, at estimated fair value -                               23.8
Derivative instruments, at estimated fair value 63.4                             49.2
Fixed and other assets 108.8                           66.6
    Total assets 5,126.4 $                     4,517.2 $
Liabilities and Stockholders' Equity
Non-warehouse debt - $                            - $
ABS financing 4,137.8                        3,162.4
Warehouse facilities 596.4                           967.8
Accounts payable and accrued liabilities 75.5                             71.1
Total liabilities 4,809.7 $                     4,201.3 $
Stockholders' equity 316.7                           315.9
    Total liabilities and stockholders' equity 5,126.4 $                     4,517.2 $
CONDENSED BALANCE SHEETS

Slide 14
Slide 14
REIT Portfolio Returns
REIT Portfolio Returns
Quarter Ended
4,229,161 $   3,314,356 $
Yield on portfolio 74,762           7.07% 59,328           7.16%
Prepayment fees 7,946             0.75% 4,856             0.59%
(4,520)            -0.43% (5,336)            -0.64%
Amortization of deferred loan fees (1,345)            -0.13% (1,143)            -0.14%
Gross yield on loans 76,843 $        7.26% 57,705 $        6.96%
Interest on funding 43,391           4.10% 29,621           3.57%
Hedge income (8,244)            -0.78% (4,629)            -0.56%
Hedge costs, net 8,011             0.76% 5,035             0.61%
Other costs 3,200             0.30% 2,110             0.25%
Net cost to fund 46,358           4.38% 32,137
3.88%
Gross spread 30,485           2.87% 25,568           3.09%
Servicing costs (4,758)            -0.45% (4,006)            -0.48%
25,727           2.43% 21,562
2.60%
Management fees & REIT costs (3,283)            -0.31% (1,772)            -0.21%
Charge offs -                  0.00% -                  0.00%
22,432 $        2.12% 19,789 $
2.39%
June 30, 2005
Net interest margin
Amortization of premiums
Average loan balance
September 30, 2005
Estimated taxable REIT income
Quarter Ended
4,229,161 $   3,314,356 $
Yield on portfolio 74,762           7.07% 59,328           7.16%
Prepayment fees 7,946             0.75% 4,856             0.59%
(4,520)            -0.43% (5,336)            -0.64%
Amortization of deferred loan fees (1,345)            -0.13% (1,143)            -0.14%
Gross yield on loans 76,843 $        7.26% 57,705 $        6.96%
Interest on funding 43,391           4.10% 29,621           3.57%
Hedge income (8,244)            -0.78% (4,629)            -0.56%
Hedge costs, net 8,011             0.76% 5,035             0.61%
Other costs 3,200             0.30% 2,110             0.25%
Net cost to fund 46,358           4.38% 32,137
3.88%
Gross spread 30,485           2.87% 25,568           3.09%
Servicing costs (4,758)            -0.45% (4,006)            -0.48%
25,727           2.43% 21,562
2.60%
Management fees & REIT costs (3,283)            -0.31% (1,772)            -0.21%
Charge offs -                  0.00% -                  0.00%
22,432 $        2.12% 19,789 $
2.39%
June 30, 2005
Net interest margin
Amortization of premiums
Average loan balance
September 30, 2005
Estimated taxable REIT income

Slide 15
Slide 15
3rd Quarter 2005 Summary and Current Outlook
$0.20 Core EPS
$0.35 dividend per share in 3rd quarter, $0.34 to $0.36 estimated for 4th quarter
Continued growth of REIT portfolio - $4.2 billion
•
Now at target leverage ratio
Continued improvement in efficiency 2.08% NCTO
Respond to competitive and market pressures
•
Further targeted cost reductions
•
Disciplined coupon increases in response to interest rate market